FFB FUNDS TRUST
                             FFB CASH MANAGEMENT FUND
                                 237 PARK AVENUE
                             NEW YORK, NEW YORK 10017

                                             September 28 October 2, 1995

  Dear Shareholders:

       On June 18, 1995, First Fidelity Bancorporation agreed to merge (the "Merger") with and into a wholly-owned subsidiary of First Union Corporation. First Fidelity Bancorporation is the parent of First Fidelity Bank, N.A. ("First Fidelity"), the investment adviser to a group of mutual funds with assets of $2.55 billion as of June 30, 1995. Your Fund, the FFB Cash Management Fund ("FFB Fund"), is a money market fund included within the First Fidelity family of mutual funds.

       First Union National Bank of North Carolina ("FUNB") is a subsidiary of First Union Corporation. The Capital Management Group ("CMG") of FUNB and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $29.1 billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds with assets of $8.7 billion as of June 30, 1995.

       To facilitate the investment management of assets and the delivery of shareholder services to the First Fidelity and Evergreen family of mutual funds, the Trustees of your Fund are proposing your approval is sought to combine certain of the investment companies in the First Fidelity family of mutual funds with investment companies in the Evergreen family of mutual funds which have similar investment objectives and policies.


       The proposal proposals contained in the accompanying Prospectus/Proxy Statement provides following the Merger for a provide for the combination of your Fund with the Evergreen Money Market Fund (the "Evergreen Fund"), a money market mutual fund advised by Evergreen Asset, following the Merger. Your Fund and the Evergreen Fund have substantially similar investment objectives and policies. Under the proposed Agreement and Plan of Reorganization (the "Plan"), the Evergreen Fund will acquire substantially all the assets of your Fund in exchange for shares of the Evergreen Fund (the "Reorganization"). In addition, shareholders of the Cash Management Fund, a series of The FFB Lexicon Fund, are also being asked to approve a combination of their fund with the Evergreen Fund. As of June 30, 1995, the FFB Cash Management Fund and Lexicon the Cash Management Fund had net assets of approximately $667.2 million and $100.4 million, respectively, and the Evergreen Fund had approximately $900.3 million of net assets. If the Reorganization had taken place as of June 30, 1995, the Evergreen Fund's net assets would have been approximately $1.67 billion. I believe that the combinations will achieve the goal of efficient investment management and delivery of shareholder services.





       Since Assuming the Merger is consummated, it will take place prior to the closing date for the Reorganization and because the Merger by law terminates the investment advisory contract between First Fidelity and your Fund, the Trustees of FFB Funds Trust are also seeking your approval is sought of an Interim Investment Advisory Agreement with Evergreen Asset. The Interim Investment Advisory Agreement will have the same terms and fees as the current investment advisory agreement between your Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

       If shareholders of the FFB Fund approve the Plan, upon consummation of the transaction contemplated in the Plan, shareholders will receive Class A shares of the Evergreen Fund. The proposed transaction will not result in any federal income tax liability for you or for the FFB Fund. As a shareholder of the Evergreen Fund you will have the ability to exchange your shares for shares of the other funds in the Evergreen family of mutual funds comparable to your present right to exchange among funds of the First Fidelity family of mutual funds. Following completion of the Reorganization, your Fund will be liquidated.

       The Trustees of FFB Funds Trust have called a special meeting of shareholders of the FFB Fund to be held on November 13 21, 1995 to consider the proposed transaction. I STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

       Detailed information about the proposed transaction is described in the enclosed Prospectus/Proxy Statement. I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

       A copy of the Evergreen Fund Prospectus accompanies the Prospectus/Proxy Statement. I urge you to read the Prospectus and retain it for future reference.


       If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen family of mutual funds, please telephone 1-800-437-8790.

       IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED AS SOON AS POSSIBLE.

                                          Sincerely,

                                          _________________________
                                          Edmund A. Hajim, President
                                          FFB Funds Trust








  [SUBJECT TO COMPLETION, AUGUST 25, 1995 PRELIMINARY COPY]


                                FFB FUNDS TRUST
                            FFB CASH MANAGEMENT FUND
                                 237 PARK AVENUE
                              NEW YORK, NEW YORK 10017
                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON NOVEMBER 13 21, 1995


       Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the FFB Cash Management Fund (the "FFB Fund"), a series of FFB Funds Trust, will be held at the offices of FFB Funds Trust, 237 Park Avenue, New York, New York 10017 on November 13, 1995 at 10 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 on November 21, 1995 at 11:00 a.m. for the following purposes:


       1. To consider and act upon approve or disapprove the Agreement and Plan of Reorganization (the "Plan") dated as of _______________September 19 , 1995, providing for the acquisition of substantially all of the assets of the FFB Fund by the Evergreen Money Market Fund (the "Evergreen Fund") in exchange for Class A shares of the Evergreen Fund, and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. The Plan also provides for distribution of such shares of the Evergreen Fund to shareholders of the FFB Fund in liquidation and subsequent termination of the FFB Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the FFB Fund.


       2. To consider and act upon approve or disapprove the Interim Investment Advisory Agreement between the FFB Fund and Evergreen Asset Management Corp.


  3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.


       The Trustees of FFB Funds Trust have fixed the close of business on September 8, 1995 as the record date for the determination of shareholders of the FFB Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

       IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
                                          By Order of the Board of Trustees


                                          Joan V. Fiore
                                          Secretary




  September 28 October 2, 1995








                       INSTRUCTIONS FOR EXECUTING PROXY CARDS

       The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

       1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

       2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

       3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:



  REGISTRATION                                   VALID SIGNATURE


  CORPORATE
  ACCOUNTS
  (1) ABC Corp.                              (1) ABC Corp.
                                                 John Doe, Treasurer
  (2) ABC Corp.                              (2) John Doe, Treasurer
  c/o John Doe, Treasurer
  (3) ABC Corp. Profit Sharing Plan          (3) John Doe, Trustee
  TRUST ACCOUNTS
  (1) ABC Trust                              (1) Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee                   (2) Jane B. Doe
  u/t/d 12/28/78
  CUSTODIAL OR ESTATE ACCOUNTS
  (1) John B. Smith, Cust.                   (1) John B. Smith
  f/b/o John B. Smith, Jr. UGMA
  (2) John B. Smith, Jr.                     (2) John B. Smith, Jr., Executor













                PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 25, 1995

                                Acquisition of Assets of

                              FFB CASH MANAGEMENT FUND
                                         OF
                                  FFB FUNDS TRUST

                                    237 Park Avenue
                               New York, New York 10017

                          By and in Exchange for Shares of

                              EVERGREEN MONEY MARKET FUND

                                2500 Westchester Avenue
                               Purchase, New York 10577


       This Prospectus/Proxy Statement is being furnished to shareholders of FFB Cash Management Fund (the "FFB Fund"), a series of FFB Funds Trust, in connection with a proposed Agreement and Plan of Reorganization (the "Plan"), to be submitted to shareholders of the FFB Fund for consideration at a Special Meeting of Shareholders to be held on November 13, 21, 1995 at 10 11:00 a.m. Eastern Time, at the offices of FFB Funds Trust, 237 Park Avenue, New York, New York 10017 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109, and any adjournments thereof (the "Meeting"). The Plan provides for substantially all of the assets of the FFB Fund to be acquired by the Evergreen Money Market Fund (the "Evergreen Fund") in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund (hereinafter referred to as the "Reorganization"). Following the Reorganization, Class A shares of the Evergreen Fund will be distributed to shareholders of the FFB Fund in liquidation of the FFB Fund and the FFB Fund will be terminated. As a result of the proposed Reorganization, shareholders of the FFB Fund will receive that number of full and fractional Class A shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and each such class of the FFB Fund by the net asset value per share of the Evergreen Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


       Shareholders of the FFB Fund are also being asked to approve the Interim Investment Advisory Agreement with Evergreen Asset Management Corp. (the "Interim Advisory Agreement") with the same terms and fees as the current advisory agreement between the FFB Fund and First Fidelity Bank, N.A. The Interim Advisory Agreement will be in effect for the short period of time between the date on which the merger of First






  Fidelity Bancorporation with and into a wholly-owned subsidiary of First Union Corporation is effected (currently anticipated to be by January 1, 1996) and the date on which the Evergreen Fund and the FFB Fund are combined together (scheduled for on or about January 19, 1996).


       The FFB Funds Trust currently consists of the FFB Fund and nine other series with shares outstanding. As is the case with the FFB Fund, the shareholders of certain of these series are being asked to approve similar Agreements and Plans of Reorganization providing for the combination of such series with other Evergreen Funds having similar investment objectives and policies. The FFB New Jersey Tax-Free Income Fund and the FFB Pennsylvania Tax-Free Money Market Fund will not be combined with any of the funds in the Evergreen family of mutual funds and therefore shareholders of those Funds will vote on the approval of new investment advisory agreements between the Funds and the Capital Management Group of First Union National Bank of North Carolina and the election of new Trustees for the FFB Funds Trust. The vote on the election of new Trustees will take place after all the combinations of the FFB Funds and the Evergreen Funds are effective.

       The Evergreen Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Evergreen Fund is a money market fund which seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity and pursues this objective by investing only in high quality money market instruments. The Evergreen Fund seeks to maintain a stable net asset value of $1.00 per share.

       This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Evergreen Fund that shareholders of the FFB Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated September 25, 1995, relating to this Prospectus/Proxy Statement and the Reorganization, incorporating by reference the financial statements of the Evergreen Fund dated August 31, 1994 and February 28, 1995 and the financial statements of the FFB Fund for dated February 28, 1995 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund at 2500 Westchester Avenue, Purchase, New York
  10577 or by calling toll-free 1-800-807-2940.

       On July 7, 1995, the Evergreen Fund, pursuant to an Agreement and Plan of Reorganization dated as of March 21, 1995, acquired all of the net assets of First Union Money Market Portfolio, a series of First Union Funds (now known as Evergreen Investment Trust). At the time of this combination the total net assets of the Evergreen Fund were approximately $348 million, while the total net assets of First Union Money Market Portfolio were approximately $604 million. The effect of






  this combination is reflected in the financial information as of June 30, 1995 presented in this Prospectus/Proxy Statement and in the pro-forma financial statements contained in the Statement of Additional Information.

       The Prospectuses of the Evergreen Fund dated July 7, 1995, its Annual Report for the fiscal year ended August 31, 1994 and its Semi-Annual Report for the six months ended February 28, 1995 are incorporated herein by reference in their entirety, insofar as they relate to the Evergreen Fund only, and not to any other fund described therein. The two Prospectuses, which pertain (i) to Class Y shares and
  (ii) to Class A and Class B shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the Classes. Shareholders of the FFB Fund will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the Class A shares of the Evergreen Fund that they will receive as a result of the consummation of the Reorganization. Additional information about the Evergreen Fund is contained in its Statement of Additional Information of the same date which has been filed with the SEC and which is available upon request and without charge by writing to the Evergreen Fund at the address listed in the preceding paragraph or by calling toll-free 1-800-807-2940.

       The two Prospectuses of the FFB Fund (which pertain to (i) Institutional Class shares and (ii) Service Class shares) each dated June 30, 1995, insofar as they relate to the FFB Fund only, and not to any other fund described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses and a Statement of Additional Information dated the same date are available upon request without charge by writing to the FFB Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-437-8790.

       Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION ("FIRST UNION") OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


       AN INVESTMENT IN THE EVERGREEN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE







  THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.









                               TABLE OF CONTENTS


  COMPARISON OF FEES AND EXPENSES.......................................

  SUMMARY...............................................................
           PROPOSED PLAN OF REORGANIZATION..............................
           TAX CONSEQUENCES.............................................
           INVESTMENT OBJECTIVES AND POLICIES OF THE
                EVERGREEN FUND AND THE FFB FUND.........................
           COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND.............
           MANAGEMENT OF THE FUNDS......................................
           INVESTMENT ADVISERS, SUB-ADVISER AND ADMINISTRATOR...........
           DISTRIBUTION OF SHARES.......................................
           DISTRIBUTION-RELATED AND SHAREHOLDER
                SERVICING-RELATED EXPENSES..............................
           PURCHASE AND REDEMPTION PROCEDURES...........................
           EXCHANGE PRIVILEGES..........................................
           DIVIDEND POLICY..............................................

  RISKS.................................................................

  INFORMATION ABOUT THE REORGANIZATION..................................
           DESCRIPTION OF THE MERGER....................................
           REASONS FOR THE REORGANIZATION...............................
           AGREEMENT AND PLAN OF REORGANIZATION.........................
           FEDERAL INCOME TAX CONSEQUENCES..............................
           PRO-FORMA CAPITALIZATION.....................................
           SHAREHOLDER INFORMATION......................................

  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................

  COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......................
           FORM OF ORGANIZATION.........................................
           CAPITALIZATION...............................................
           SHAREHOLDER LIABILITY........................................
           SHAREHOLDER MEETINGS AND VOTING RIGHTS.......................
           LIQUIDATION OR DISSOLUTION...................................
           LIABILITY AND INDEMNIFICATION OF TRUSTEES....................
           RIGHTS OF INSPECTION.........................................

  INFORMATION REGARDING THE PROPOSED INTERIM ADVISORY AGREEMENT.........
           INTRODUCTION.................................................
           COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE
                EXISTING ADVISORY AGREEMENT.............................
           INFORMATION ABOUT THE FFB FUND'S CURRENT AND PROPOSED
                INTERIM INVESTMENT ADVISERS.............................

  ADDITIONAL INFORMATION................................................

  VOTING INFORMATION CONCERNING THE MEETING.............................







  FINANCIAL STATEMENTS AND EXPERTS......................................

  LEGAL MATTERS.........................................................

  OTHER BUSINESS........................................................










                          COMPARISON OF FEES AND EXPENSES



       The amounts for Class A shares of the Evergreen Fund set forth in the following tables and examples are based on the expenses for the fiscal year ended August 31, 1995. The amounts for Service Class and Institutional Class shares of the FFB Fund set forth in the following tables and in the examples are based on the experience of the FFB Fund Service Class and Institutional Class shares for the fiscal year ended February 28, 1995, in each case adjusted for voluntary expense waivers. Service Class shares of the FFB Fund commenced operations on June 14, 1995. The amount for the Service Class shares are based on the experience of the Institutional Class for the fiscal year ended February 28, 1995. The amounts for the Evergreen Pro Forma are based on the combined expenses expected for the twelve month period ended June 30, 1995.


       The following tables show for the Evergreen Fund and the FFB Fund the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A shares of the Evergreen Fund and Service Class and Institutional Class shares of the FFB Fund, and such costs and expenses associated with an investment in Class A shares of the Evergreen Fund assuming consummation of the Reorganization. The pro forma expenses of the Evergreen Fund also assume the consummation of the reorganization between the Evergreen Fund and the Cash Management Fund, a series of The FFB Lexicon Fund.


     COMPARISON OF CLASS A SHARES OF THE EVERGREEN FUND WITH SERVICE CLASS
                 AND INSTITUTIONAL CLASS SHARES OF THE FFB FUND

                                                         FFB FUND          EVERGREEN
                                          EVERGREEN SERVICE INSTITUTIONAL  FUND
                                             FUND    CLASS     CLASS       PRO FORMA

   SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)... None    None       None        None
    Maximum Sales Load
     Imposed on Reinvested Dividends
        (as a percentage of offering price)..None    None       None        None
    Contingent Deferred Sales Charge.........None    None       None        None
    Exchange Fee ............................None    None       None        None
    Redemption Fees..........................None    None       None        None
    ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average daily
      net assets)
     Management Fees........................ 0.50%    0.50%(3)   0.50%(3)    0.50%
     12b-1 Fees............................. 0.30%(1)  0.25%(4)   0.25%(4)    0.30%(1)







     Other Expenses......................... 0.22%    0.48%(5)   0.30%(5)    0.10%
     Annual Fund Operating Expenses......... 1.02%(2)  1.23%(5)   1.05%(5)    0.90%(6)(7)

  (1) Evergreen Fund Class A shares can pay up to 0.75% of Class A shares' average daily net assets as a 12b-1 fee. For at least one year, the Class A shares' 12b-1 fee will be limited to 0.30% of Class A shares' average net assets.

  (2) Class A shares of the Evergreen Fund were first offered to the public as of January 3, 1995. The amounts for Class A shares are estimated based on the experience of the Class Y shares of the Evergreen Fund for the fiscal year ended August 31, 1994. The ratios for Class A shares are not necessarily comparable to that of the Class Y shares as Class A shareholders bear a Rule 12b-1 fee of 0.30%. The Evergreen Fund Class Y shares Annual Fund Operating Expenses were 0.32% 0.53% after voluntary fee waivers of 0.39% 0.20% for the fiscal year ended August 31, 1994 1995. The Class A shares Annual Fund Operating Expenses for the year ended August 31, 1994 would have been 0.71% 1995 were 0.81% after the voluntary fee waiver of 0.39% 0.21% of average net assets. Evergreen Asset Management Corp. has agreed to reimburse the Evergreen Fund to the extent that the Fund's aggregate annual operating expenses (including the investment advisory fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expense) exceed 1% of the average net assets for any fiscal year. Such voluntary fee waivers may be discontinued at any time. Evergreen Asset Management Corp. has agreed to reimburse the Evergreen Fund to the extent that the Fund's aggregate annual operating expenses (including the investment advisory fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expenses) exceed 1% of the average net assets for any fiscal year.


  (3) Includes Administrative Expenses of 0.15% payable to the administrator.

  (4) Service Class shares and Institutional Class shares of the FFB Fund can each pay up to 0.25% of such Class' average daily net assets as a 12b-1 fee. The FFB Fund paid 0.03% as a 12b-1 fee for the year ended February 28, 1995.


  (5) Other Expenses include a shareholder servicing charge of 0.25% 0.35% for Service Class shares and 0.08% 0.25% for Institutional Class shares.
   Absent After voluntary waivers of 0.17%, shareholder servicing charges would be 0.35% for Service Class shares and 0.25% were 0.08% for Institutional Class shares. Other Expenses would be 0.48% for Service Class shares and 0.30% for the period ended February 28, 1995. Other Expenses after voluntary fee waivers were 0.13% for Institutional Class shares and Annual Fund Operating Expenses would be 1.23% for Service Class shares and 1.05% were 0.66% for Institutional Class shares.


  (6) The Evergreen Fund Pro Forma Annual Fund Operating Expenses net of voluntary fee waivers of 0.07% of average net assets would have been







  0.83% for the twelve months ended June 30, 1995. Evergreen Asset Management Corp. has agreed to reimburse the Evergreen Fund to the extent that the Fund's aggregate annual operating expenses (including the investment advisory fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expense) exceed 1% of the average net assets for any fiscal year. Such voluntary fee waivers may be discontinued at any time. Evergreen Asset Management Corp. has agreed to reimburse the Evergreen Fund to the extent that the Fund's aggregate annual operating expenses (including the investment advisory fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expenses) exceed 1% of the average net assets for any fiscal year.

  (7) The Evergreen Fund Pro Forma Annual Fund Operating Expenses assume the consummation of the Reorganization of both the FFB Fund and the Cash Management Fund, a series of The FFB Lexicon Fund, with the Evergreen Fund. If the Reorganization is approved, but the reorganization of the Cash Management Fund is not approved, the total Pro Forma Annual Fund Operating Expenses will be 0.96% of average net assets.

       EXAMPLES. The following tables show for each Fund, and for the Evergreen Fund, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in Class A shares of the Evergreen Fund and Service Class and Institutional Class shares of the FFB Fund for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period.


                          EVERGREEN              FFB FUND              EVERGREEN FUND
                          FUND CLASS A   SERVICE CLASS  INSTITUTIONAL  CLASS A SHARES
                            SHARES           SHARES     CLASS SHARES     PRO FORMA

   After 1 year..........  $10           $13             $11            $9
   After 3 years.........  $32           $39             $33            $29
   After 5 years.........  $56           $68             $58            $50
   After 10 years........  $125          $149            $128           $111


       The purpose of the foregoing examples is to assist an FFB Fund shareholder in understanding the various costs and expenses that an investment in the Class A shares of the Evergreen Fund as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in the FFB Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.


                                      SUMMARY








       THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, AND, TO THE EXTENT NOT INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE EVERGREEN FUND DATED JULY 7, 1995 AND THE PROSPECTUSES OF THE FFB FUND DATED JUNE 30, 1995 (WHICH ARE INCORPORATED HEREIN BY REFERENCE), THE PLAN AND THE INTERIM ADVISORY AGREEMENT, FORMS OF WHICH ARE ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBITS A AND B, RESPECTIVELY.

  PROPOSED PLAN OF REORGANIZATION


       The Plan provides for the transfer of substantially all of the assets of the FFB Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund. (The FFB Fund and the Evergreen Fund each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds")."Funds".) The Plan also calls for the distribution of Class A shares of the Evergreen Fund to FFB Fund shareholders in liquidation of the FFB Fund as part of the Reorganization. As a result of the Reorganization, the shareholders of the FFB Fund will become the owners of that number of full and fractional Class A shares of the Evergreen Fund determined by dividing the value of the assets multiplying the shares outstanding of each class of the FFB Fund to be acquired by the ratio of computed by dividing the net asset value per share of the Evergreen Fund and the FFB each such class of the FFB Fund by the net asset value per share of the Evergreen Fund as of the close of business on the date that the FFB Fund's assets are exchanged for shares of the Evergreen Fund. See "Information About the Reorganization."


       The Trustees of FFB Funds Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of the FFB Fund and that the interests of the shareholders of the FFB Fund will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of FFB Fund's shareholders.

       THE BOARD OF TRUSTEES OF FFB FUNDS TRUST RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE FFB FUND OF THE PLAN EFFECTING THE REORGANIZATION.

       The Trustees of the Evergreen Fund have also approved the Plan, and accordingly, the Evergreen Fund's participation in the Reorganization.

       Approval of the Reorganization Plan on the part of the FFB Fund will require the affirmative vote of more than 50% of its outstanding voting securities, with shares of both classes voting together as one class. See "Voting Information Concerning the Meeting."


        Since Assuming the merger (the "Merger") of First Fidelity Bancorporation ("FFB") with and into a wholly-owned subsidiary of First







  Union Corporation ("First Union") is consummated, it will take place prior to the closing date for the Reorganization and because the Merger by law terminates the investment advisory contract between First Fidelity Bank, N.A. ("First Fidelity") and the FFB Fund, arrangements have been made to enter into the Interim Advisory Agreement with Evergreen Asset Management Corp. The Interim Advisory Agreement will have the same terms and fees as the current investment advisory agreement between the FFB Fund and First Fidelity and will be in effect for the period of time between the effective date of the Merger and the closing date for the Reorganization. The Reorganization is scheduled to take place on or about January 19, 1996.

       Approval of the Interim Advisory Agreement requires the affirmative vote of (i) 67% or more of the shares of the FFB Fund present in person or by proxy at the Meeting, if holders of more than 50% of the shares of the FFB Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the FFB Fund, whichever is less. See "Voting Information Concerning the Meeting."

       If the shareholders of the FFB Fund do not vote to approve the Reorganization, the Trustees of FFB Funds Trust will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization of the FFB Fund and the Evergreen Fund will not be completed regardless of the vote of the FFB Fund's shareholders.

  TAX CONSEQUENCES

       Prior to or at the completion of the Reorganization, the FFB Fund will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by the FFB Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the Evergreen Fund in the Reorganization. The holding period and aggregate tax basis of Class A shares of the Evergreen Fund that are received by FFB Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the FFB Fund previously held by such shareholders, provided that shares of the FFB Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the FFB Fund in the hands of the Evergreen Fund as a result of the Reorganization will be the same as in the hands of the FFB Fund immediately prior to the Reorganization and no gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the FFB Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities.

  INVESTMENT OBJECTIVES AND POLICIES OF THE EVERGREEN FUND AND THE FFB
  FUND


       Both the Evergreen Fund and the FFB Fund have the same investment objective of seeking to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. Each Fund







  seeks to maintain a stable net asset value of $1.00 per share. The Evergreen Fund may invest in so-called "First Tier Securities" (i.e., securities rated in the highest short-term rating category by nationally recognized statistical rating organizations) and may invest up to 5% of the value of its assets in so-called "Second Tier Securities" (i.e., securities which are not in the First Tier. Tier). However, as a matter of operating policy, the Evergreen Fund limits its investments to only First Tier Securities. The investment policy of the FFB Fund is limited to only First Tier Securities. See "Comparison of Investment Objectives and Policies" below.

  COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND

       Discussions of the manner of calculation of total return and yield are contained in the respective Prospectuses and Statements of Additional Information of the Funds. The following table sets forth the current yield and effective yield of the Class A Shares of the Evergreen Fund and the Service Class and Institutional Class Shares of the FFB Fund for the 7 day period ended June 30, 1995 and the total return of each such Class of the FFB Fund and Class Y shares of the Evergreen Fund for the one and five year periods ended June 30, 1995 and the period from inception through June 30, 1995. Class A shares of the Evergreen Fund commenced operations on January 5, 1995. The total return of the Class Y shares has been adjusted to reflect distribution-related and shareholder servicing-related expenses charged to shareholders' accounts. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                                                    EFFECTIVE YIELD-
                             CURRENT YIELD-7 DAYS   7 DAYS ENDED
                             ENDED 6/30/95*              6/30/95*

  Evergreen Fund
    Class A shares.........     5.39%                 5.53%

  FFB Fund
    Service Class shares...      N/A                  N/A
    Institutional Class
      shares...............      5.45%                5.60%



                         AVERAGE ANNUALIZED COMPOUNDED TOTAL RETURN*

                                                   SINCE      INCEPTION
                               1 YEAR    5 YEAR  INCEPTION      DATE
  Evergreen Fund
     Class Y shares........     5.15%    4.85%    6.02%        11/2/87

  FFB Fund
    Service Class shares...     N/A      N/A      N/A           N/A
    Institutional Class
      shares...............     4.97%    4.53%    5.75%        3/17/86

  ------------------

  * Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the yield and average annual total return during the period would have been lower.

  MANAGEMENT OF THE FUNDS

       The overall management of the Evergreen Fund and of FFB Funds Trust is the responsibility of, and is supervised by, their respective Board of Trustees.

  INVESTMENT ADVISERS, SUB-ADVISER AND ADMINISTRATOR

       Evergreen Fund. Evergreen Asset Management Corp. ("Evergreen Asset") serves as investment adviser to the Evergreen Fund. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen Family family of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union, one of the ten largest bank holding companies in the United States. The Capital Management Group of FUNB and Evergreen Asset manage the Evergreen family of mutual funds with assets of approximately $8.7 billion as of June 30, 1995. For further information regarding Evergreen Asset, FUNB and First Union, see "Management of the Funds -- Investment Advisers" in the Prospectus of the Evergreen Fund.

       Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of the Evergreen Fund subject to the authority of the Trustees. Evergreen Asset is entitled to receive from the Evergreen Fund an annual fee equal to 0.50% of average daily net assets of the Evergreen Fund on the first $1 billion in assets and 0.45% of average daily net assets in excess of $1 billion. Evergreen Asset has agreed to reimburse the Evergreen Fund to the extent that its aggregate operating expenses (including Evergreen Asset's fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution-related fees and shareholder servicing-related fees and extraordinary expenses) exceed 1% of average net assets of the Evergreen Fund. From time to time Evergreen Asset may, at its discretion, also reduce or waive its fee or reimburse the Evergreen Fund for certain of its other expenses in order to reduce its expense ratio. Evergreen Asset may reduce or cease these voluntary waivers and reimbursements at any time.

       Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company which provides that Lieber & Company's research







  department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the Evergreen Fund. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Evergreen Fund for the services provided by Lieber & Company. During the term of the Interim Advisory Agreement described below, Lieber & Company will not receive any compensation for its services as sub-adviser to the FFB Fund. The address of both Evergreen Asset and Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.


       FFB Fund. First Fidelity Bank, N.A. ("First Fidelity") serves as the investment adviser for the FFB Fund and provides investment guidance consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the FFB Fund. First Fidelity also acts as transfer agent, custodian and dividend disbursing agent for the FFB Fund. Furman Selz Incorporated ("Furman Selz") acts as administrator of the FFB Fund. Furman Selz provides personnel, office space and all management and administrative services reasonably necessary for the operation of the FFB Funds Trust and the FFB Fund (such as maintaining the FFB Fund's books and records, monitoring compliance with various state and Federal federal laws and assisting the Trustees in the execution of their duties) other than those services which are provided by First Fidelity.

       As compensation for their investment advisory, administrative or management services, First Fidelity and Furman Selz are each paid a monthly fee at the following annual rates:

                                                        Fee Rate
  Portion of Average Daily
    Net Assets of                              First          Furman
    the FFB Fund                               Fidelity       Selz

  Not exceeding $500 million.................. 0.350%         0.150%
  In excess of $500 million
    but not exceeding $1 billion.............. 0.315%         0.135%
  In excess of $1 billion
    but not exceeding $1.5 billion............ 0.280%         0.120%
  In excess of $1.5 billion................... 0.245%         0.105%

  DISTRIBUTION OF SHARES


       Evergreen Funds Distributor, Inc. ("EFD"), an affiliate of Furman Selz, acts as underwriter of the Evergreen Fund's shares. EFD distributes the Evergreen Fund shares directly or through broker-dealers, including an affiliate of FUNB, banks, including FUNB, or other financial intermediaries. The Evergreen Fund offers three classes of shares, Class A, Class B and Class Y. Each Class has separate distribution arrangements. (See "Distribution-Related and







  Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.


       Class A shares of the Evergreen Fund, which will be received by the FFB Fund's shareholders if the Reorganization is approved consummated, can be purchased at net asset value without an initial sales charge. Certain broker-dealers or other financial institutions may, however, impose a fee in connection with purchases at net asset value. For a description of the Class A and Class B shares issued by the Evergreen Fund see "Purchase and Redemption of Shares" and "General Information - Organization; Other Classes of Shares" in the Evergreen Fund's Prospectus. Class Y shares of the Evergreen Fund are sold without a sales load or distribution fee only to certain eligible investors as described in a separate Evergreen Fund Prospectus.


       Shares of the FFB Fund are offered in two classes, Service Class and Institutional Class. Service Class shares are offered to investors who are not purchasing shares of the FFB Fund through the Trust Department or Wholesale Bank Division of First Fidelity or other banks or financial institutions and may be subject to shareholder servicing charges of up to 0.35% of average daily net assets of the FFB Fund. Investors who purchase and redeem shares of the FFB Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization not to exceed 0.25% on an annualized basis of the average daily value during the month of FFB Fund shares in the subaccounts of for which the Participating Organization is record owner as nominee for its customers. To date, no fees have been charged. The FFB Fund has adopted for its Service Class and Institutional Class shares a Rule 12b-1 distribution plan as described in "Distribution-Related and Shareholder Servicing-Related Expenses" below.

       Institutional Class shares are offered to investors who are customers of the Trust Department and Wholesale Bank Division of First Fidelity or other banks or financial institutions and are identical to Service Class shares but include fewer individual shareholder communication services at a lower servicing fee. Institutional Class shares may be subject to shareholder servicing charges of up to 0.25% of average daily net assets of the FFB Fund. Currently, 0.05% is being charged. Investors who purchase and redeem shares of the FFB Fund through a Participating Organization may be charged additional fees as described above by such Participating Organization.


  DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES .

       Evergreen Fund. The Evergreen Fund has adopted for its Class A shares a Rule 12b-1 plan (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Evergreen Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to Class A shares. Payments with respect to Class A shares under the 12b-1 Plan are currently voluntarily limited to 0.30% of the Evergreen Fund's






  aggregate average daily net assets attributable to Class A shares. The 12b-1 Plan provides that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. Service fee payments to financial intermediaries for such purposes will not exceed 0.25% of the aggregate average daily net assets attributable to any Class of shares of the Evergreen Fund.

       The Evergreen Fund has also entered into a distribution agreement (the "Distribution Agreement") with EFD. Pursuant to the Distribution Agreement, the Evergreen Fund will compensate EFD for its services at a rate which may not exceed an annual rate of 0.30% of the Evergreen Fund's aggregate average daily net assets attributable to Class A shares.

       The Evergreen Fund may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.
  Since EFD's compensation under the Distribution Agreement is not directly tied to the expenses incurred by EFD (unlike the FFB Fund's plan described below which is a "reimbursement" type plan), the amount of compensation received by it under the Distribution Agreement during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a the Fund in subsequent fiscal years.

       FFB Fund. The FFB Fund has adopted a Master Distribution Plan (the "FFB Plan") for both the Service Class and the Institutional Class pursuant to Rule 12b-1 of the 1940 Act. The FFB Plan provides for a monthly payment by the FFB Fund to its distributor, FFB Funds Distributor, Inc. ("FFB Funds Distributor"), an affiliate of Furman Selz, in such amounts that FFB Funds Distributor may request for direct and indirect distribution expenses, subject to periodic Board approval and to an overall expense limitation. Each such payment is based on the average daily value of the FFB Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% per annum. Payments under the FFB Plan are currently at the annual rate of 0.03% of the FFB Fund's average daily net assets.

  PURCHASE AND REDEMPTION PROCEDURES

       Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are is described above. Class A shares of the Evergreen Fund and shares of the FFB Fund are offered at net asset value without an initial sales charge by their respective distributors. Investments in the Funds are not insured. The minimum initial purchase requirement for each Class of shares of each Fund is $1,000. There is no minimum for subsequent purchases of Evergreen Fund shares. The minimum for subsequent investments of in FFB Fund shares is $100. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next






  determined after receipt of a redemption request on each day the New York Stock Exchange is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. The Evergreen Fund and the FFB Fund each may involuntarily redeem shareholders' accounts that have less than $1,000 and $500, respectively, of invested funds. For the FFB Fund, there are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements in the FFB Fund may be waived or lowered for investments effected on a group basis by certain other institutions and their employees. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

  EXCHANGE PRIVILEGES

       The FFB Fund currently permits shareholders to exchange shares for shares of the same Class of other funds managed by First Fidelity. Holders of shares of a Class of the Evergreen Fund generally may exchange their shares for shares of the same Class of any other funds of the Evergreen mutual fund family. FFB Fund shareholders will be receiving Class A shares of the Evergreen Fund in the Reorganization and, accordingly, with respect to shares of the Evergreen Fund received by FFB Fund shareholders in the Reorganization, the exchange privilege is limited to the Class A shares of other funds of the Evergreen mutual fund family. In addition, exchanges in the Evergreen mutual fund family may be limited to five exchanges per calendar year, with a maximum of three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund of the Evergreen mutual fund family must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.

  DIVIDEND POLICY

       Each Fund declares income dividends daily and pays such dividends monthly. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.


       After the Reorganization, shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995), to have their dividends and/or distributions reinvested, will have dividends and/or distributions received from the FFB Evergreen Fund reinvested in shares of the Evergreen Fund. Shareholders of the FFB Fund that have elected (or that so elect no later than November 13 21, 1995) to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Reorganization,







  although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Fund.

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                                       RISKS


       In general, an investment in either of the Funds entails substantially the same risks. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described above) below), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. See "Comparison Of of Investment Objectives And and Policies."

                       INFORMATION ABOUT THE REORGANIZATION

  DESCRIPTION OF THE MERGER


       On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with FFB, the corporate parent of First Fidelity, which provides, among other things, for the Merger of FFB with and into a wholly-owned subsidiary of First Union, subject to the terms and conditions contained in the Merger Agreement. It is currently expected that the Merger will be consummated by January 1, 1996, subject to the satisfaction of various conditions of closing set forth in the Merger Agreement. Consummation of the Merger is expected to result in the nation's sixth largest bank holding company, with assets of approximately $118.5 billion based on total assets. Currently, First Union is the nation's ninth largest bank holding company, with assets of $83.1 billion as of June 30, 1995, and FFB is the 25th 27th largest, having $35.4 billion in assets as of June 30, 1995.


      Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be







  consummated. In connection with the execution of the Merger Agreement, Banco Santander, S.A. ("Santander"), the owner of approximately 30 percent of the outstanding shares of FFB's common stock, agreed, among other things, to vote such shares in favor of the Merger Agreement. It is anticipated that subsequent to the Merger, Santander will own approximately 11% of First Union's outstanding shares of common stock. The Merger is not in any way conditioned upon the approval by shareholders of any mutual fund currently managed by First Fidelity, and it is expected that the Merger will take place whether or not the transaction described herein is approved by such shareholders.

       As a result of the Merger, it is expected that FUNB and Evergreen Asset will succeed to the investment advisory and administrative functions currently performed for the FFB Fund by various units of First Fidelity. It is also expected that First Fidelity, or its successors, will no longer provide investment advisory or administrative services to investment companies.

  REASONS FOR THE REORGANIZATION

       The Board of Trustees of FFB Funds Trust has considered and approved the Reorganization, including entry by FFB Funds Trust on behalf of the FFB Fund into the Plan, as in the best interests of the shareholders. In addition, the Trustees have approved the Interim Advisory Agreement with respect to the FFB Fund.

       As noted above, FFB has agreed to merge with and into a wholly-owned subsidiary of First Union. FFB is the parent company of First Fidelity, investment adviser to the mutual funds which comprise FFB Funds Trust. The Merger will cause, as a matter of law, termination of the investment advisory agreement between each of the First Fidelity portfolio of FFB Funds Trust and First Fidelity. Accordingly, the Trustees have considered the recommendation of First Fidelity that the Trustees approve the proposed Reorganization.


       In making their recommendation to the Trustees, the representatives of the respective banks First Fidelity and FUNB reviewed with the Trustees various factors about the Funds and the proposed Reorganization. There are substantial similarities between the Evergreen Fund and the FFB Fund. Specifically, the Evergreen Fund and the FFB Fund have substantially similar investment objectives and policies, and comparable risk profiles. See, "Comparison of Investment Objectives and Policies" below. In terms of total net assets, the FFB Fund and the Cash Management Fund, a series of The FFB Lexicon Fund, at June 30, 1995, had net assets of approximately $667.2 million and $100.4 million, respectively. The Evergreen Fund's net assets at such date (including the effect of the combination of the Evergreen Fund and the First Union Money Market Portfolio) were approximately $900.3 million. If the Reorganization had taken place as of June 30, 1995, and assuming the combination between the Evergreen Fund and the Cash Management Fund, the Evergreen Fund's net assets would have been approximately $1.67 billion and. First Fidelity and FUNB expect that the substantially







  increased assets of the Evergreen Fund will result in economies of scale and the delivery of more efficient investment management and shareholder services.


       In addition, assuming that an alternative to the Reorganization would be to propose that the FFB Fund be separately managed by Evergreen Asset or another affiliate of FUNB following the consummation of the Merger, the FFB Fund would thereafter share the same investment management resources and be offered through common distribution channels with the substantially identical Evergreen Fund. The FFB Fund would also have to bear the cost of maintaining its separate existence. First Fidelity and FUNB believe that the prospect of dividing the resources of the FUNB/Evergreen mutual fund organization between two substantially identical funds Funds could result in both funds Funds being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both First Fidelity and FUNB believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.


       The Board of Trustees of FFB Funds Trust met and considered the recommendation of First Fidelity and FUNB, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization;
  (ii) whether the Reorganization would result in the economic dilution of shareholder interests; (iii) expense ratios, fees and expenses of the FFB Fund and the Evergreen Fund and of similar funds; the comparative performance records of each of the Funds; compatibility of their investment objectives and policies; service features available to shareholders in the respective funds Funds; the investment experience, expertise and resources of Evergreen Asset; the service and distribution resources available to the Evergreen family of mutual funds and the broad array of investment alternatives available to shareholders of the Evergreen family of mutual funds, including the future marketing plans and resources expected to be used in connection with the Evergreen family of mutual funds; and the personnel and financial resources of First Union and its affiliates; (iv) the fact that FUNB will bear the expenses incurred by the FFB Fund in connection with the Reorganization;
  (v) the fact that the Evergreen Fund will assume certain identified liabilities of the FFB Fund; and (vi) the expected federal income tax consequences of the Reorganization.

       The Trustees also considered the benefits to be derived by shareholders of the FFB Fund from the sale of its assets to the Evergreen Fund. In this regard, the Trustees considered the potential benefits of being associated with a larger entity and the economies of scale that could be realized by the participation by shareholders of the FFB Fund in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of the FFB Fund, including the ability to redeem their shares, as well as the option to vote against the Reorganization.








       During their consideration of the Reorganization, the Independent Trustees met with FFB Fund counsel as well as counsel to the Independent Trustees regarding the legal issues involved. The Trustees of the Evergreen Fund also concluded at a regular meeting on July 27, 1995 that the proposed Reorganization would be in the best interests of shareholders of the Evergreen Fund and that the interests of the shareholders of the Evergreen Fund will not be diluted as a result of the transactions contemplated by the Reorganization.


       The Trustees have voted to retain their ability to make claims under their existing Directors and Officers Errors and Omissions Liability Insurance Policy for a period of three years following the consummation of the Reorganization. FFB and First Union have agreed to take appropriate steps to insure that the cost of extending such coverage will not be borne by the FFB Fund's shareholders.

       THE TRUSTEES OF FFB FUNDS TRUST RECOMMEND THAT THE SHAREHOLDERS OF THE FFB FUND APPROVE THE PROPOSED REORGANIZATION.


  AGREEMENT AND PLAN OF REORGANIZATION

       The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

       The Plan provides that the Evergreen Fund will acquire substantially all of the assets of the FFB Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund on or about January 19, 1996 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the FFB Fund will endeavor to discharge all of its known liabilities and obligations. The Evergreen Fund will not assume any liabilities or obligations of the FFB Fund other than those reflected in an unaudited statement of assets and liabilities of the FFB Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. Eastern Time, on the Closing Date. The number of full and fractional Class A shares of the Evergreen Fund to be received by the shareholders of the FFB Fund will be determined on the basis of the relative by multiplying the shares outstanding of each class of the FFB Fund by the ratio computed by dividing the net asset value per share of Class A shares each such class of the Evergreen FFB Fund and by the net asset values attributable to each Class of shares of the FFB value per share of the Evergreen Fund, computed as of the close of regular trading on the NYSE on the Closing Date. The net asset value per share of each Class class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class class, by the total number of outstanding shares. Since the Evergreen Fund and the FFB Fund each maintain a value of $1.00 per share, the number of full and fractional Class A shares which will be received by an FFB Fund shareholder will equal the number of FFB Fund shares owned by such shareholder.







       State Street Bank and Trust Company, the custodian for the Evergreen Fund, will compute the value of the Funds' each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of the Evergreen Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

       At or prior to the Closing Date, the FFB Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the FFB Fund's shareholders (in shares of the FFB Fund, or in cash, as the shareholder has previously elected) all of the FFB Fund's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carryforward).


        As soon after the Closing Date as conveniently practicable, the FFB Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Class A shares of the Evergreen Fund received by the FFB Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the FFB Fund's shareholders on the share records of the Evergreen Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional Class A shares of the Evergreen Fund due to the FFB Fund's shareholders. All issued and outstanding shares of the FFB Fund, including those represented by certificates, will be canceled. The Evergreen Fund does not issue share certificates to shareholders. The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, the FFB Fund will be terminated. In connection with such termination, the FFB Fund will file with the SEC an application for termination as a registered investment company.

       The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the FFB Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of the FFB Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the FFB Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


       The expenses of the FFB Fund in connection with the Reorganization







  (including the cost of any proxy soliciting agents) and the expenses of the Evergreen Fund (other than securities registration fees) will be borne by FUNB. No portion of such expenses shall be borne directly or indirectly by the FFB Fund or its shareholders. Following the Reorganization, the Evergreen Fund will not be assuming any liabilities or making any reimbursements in connection with the 12b-1 Plan or shareholder servicing arrangements of the FFB Fund. No portion of such expenses shall be borne directly or indirectly by the FFB Fund or its shareholders. If the Merger is not completed, First Fidelity will bear the expenses of the FFB Fund and FUNB will bear the expenses of the Evergreen Fund.

       If the Reorganization is not approved by shareholders of the FFB Fund, the Board of Trustees of the FFB Funds Trust will consider other possible courses of action in the best interests of shareholders. If the Merger is not completed, the Reorganization will not be completed regardless of the vote of the FFB Fund's shareholders.

  FEDERAL INCOME TAX CONSEQUENCES

       The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the FFB Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
  Reorganization:

            (1) The transfer of substantially all of the assets of the FFB Fund solely in exchange for shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities, followed by the distribution of the Evergreen Fund's shares by the FFB Fund in dissolution and liquidation of the FFB Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and the Evergreen Fund and the FFB Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

            (2) No gain or loss will be recognized by the FFB Fund on the transfer of substantially all of its assets to the Evergreen Fund solely in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund or upon the distribution of the Evergreen Fund's shares to the FFB Fund's shareholders in exchange for their shares of the FFB Fund;

            (3) The tax basis of the assets transferred will be the same to the Evergreen Fund as the tax basis of such assets to the FFB Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which the assets were held by the FFB Fund;

            (4) No gain or loss will be recognized by the Evergreen Fund






  upon the receipt of the assets from the FFB Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of certain identified liabilities of the FFB Fund;

            (5) No gain or loss will be recognized by the FFB Fund's shareholders upon the issuance of the shares of the Evergreen Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of the FFB Fund; and

            (6) The aggregate tax basis of the shares of the Evergreen Fund, including any fractional shares, received by each of the shareholders of the FFB Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the FFB Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Evergreen Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the FFB Fund exchanged therefor were held by such shareholder (provided that the shares of the FFB Fund were held as a capital asset on the date of the Reorganization).

       Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each FFB Fund shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FFB Fund shares and the fair market value of the Evergreen Fund shares he or she received. Shareholders of the FFB Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the FFB Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


       It is not expected that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of the Evergreen Fund.

  PRO-FORMA CAPITALIZATION

       The following tables show the capitalization of the Evergreen Fund and the FFB Fund as of August 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value:

         CAPITALIZATION OF THE FFB FUND AND THE EVERGREEN FUND

                                                                    CLASS A
                                                       EVERGREEN    SHARES
                             FFB FUND                  FUND         PRO FORMA
                  SERVICE CLASS   INSTITUTIONAL CLASS  CLASS A      FOR REOR-
                      SHARES          SHARES           SHARES       GANIZATION

  Net Assets...........$642,855   $768,842,561         $685,155,403  $1,454,640,819
  Shares Outstanding*.. 642,855    768,842,561          685,140,995   1,454,626,411
  Net Asset Value per
   Share...............$ 1.00     $ 1.00               $ 1.00        $  1.00

  * Had the Reorganization been consummated on August 31, 1995, the FFB Fund would have received ________739,282,994 Class A shares of the Evergreen Fund, which would then be available for distribution to shareholders. No assurance can be given as to how many Class A shares of the Evergreen Fund FFB Fund shareholders will receive on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Class A shares of the Evergreen Fund that will actually be received on or after such date.


  SHAREHOLDER INFORMATION.


       As of September 8, 1995 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of the FFB Fund outstanding: Service Class -- ______________704,376;
  Institutional Class -- ________________740,090,809.

       As of the Record Date, the officers and Trustees of FFB Funds Trust beneficially owned as a group less than 1% of the outstanding shares of the FFB Fund. To the FFB Funds Trust's knowledge, the following persons owned beneficially or of record more than 5% of the FFB Fund's total outstanding shares as of the Record Date:

                                                                      PERCENTAGE
                                                                      OF TOTAL
                                             NUMBER      PERCENTAGE   SHARES
   NAME AND ADDRESS           CLASS          OF SHARES   OF CLASS     OUTSTANDING

   First Fidelity Bank,
     N.A., N.J.*              Institutional  487,975,588    65.93%      65.87%
   c/o Asset Management
   Attn: Joanne Monteiro
   Broad & Walnut Streets
   Philadelphia, PA 19109

   Pitcairn Trust Company     Institutional  61,543,559       8.32%      8.31
   One Pitcairn Place
   Jenkintown, PA 19046

   Hawaiin Trust Company
     Limited                  Institutional  91,761,234       12.40%    12.39
   783 Funds Accounting
   P.O. Box 3170
   Honolulu, HI 96802

   __________________________









  * Most of the shares held by First Fidelity are in accounts for the Bank's fiduciary, agency or custodial customers.[TO BE SUPPLIED]


       As of September 8, 1995, the following number of each Class of the shares of the Evergreen Fund were outstanding: Class A -- _____________ 727,632,527; Class B -- ___________8,014,321 and Class Y --
  _____________ 283,778,088.

       As of the Record Date, the officers and Trustees of the Evergreen Fund beneficially owned as a group less than 1% of the outstanding
  shares of the Evergreen Fund.   To the Evergreen Fund's knowledge, the
  following persons owned beneficially or of record more than 5% of the Evergreen Fund's total outstanding shares as of the Record Date:

                                                                      PERCENTAGE
                                                                      OF TOTAL
                                            NUMBER       PERCENTAGE   SHARES
   NAME AND ADDRESS                  CLASS  OF SHARES    OF CLASS     OUTSTANDING

   First Union National Bank of FL   A      297,456,329  40.93%       29.18%
   Attn: Cap Account Dept.
   One First Union Center
   Charlotte, NC  28288

   First Union National Bank of VA   A      64,602,332   8.89%        6.34%
   Attn: Cap Account Dept.
   One First Union Center
   Charlotte, NC  28288

   First Union National Bank of NC   A      107,740,060  14.83%       10.57%
   Cap Account
   Attn: Shelia Bryendon CMG
   One First Union Center
   301 S. College Street
   Charlotte, NC  28202

                      COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

        The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of the Evergreen Fund can be found in the Prospectus of the Evergreen Fund under the caption "Investment Objectives and Policies." The Evergreen Fund's Prospectus also offers additional funds advised by Evergreen Asset or CMG. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of the FFB Fund can be






  found in the Prospectuses of the FFB Fund under the caption "Investment Objective and Policies."

       The investment objective of both the Evergreen Fund and the FFB Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Evergreen Fund invests in high quality money market instruments, which are determined to be of eligible quality under SEC rules and to present minimal credit risk. Under SEC rules, eligible securities include First Tier Securities (i.e., securities rated in the highest short-term rating category) and Second Tier Securities (i.e., securities which are otherwise eligible but not in the First Tier). The rules prohibit the Fund from holding more than 5% of its value in Second Tier Securities. The Fund's permitted investments include:

       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of its member countries. There are no assurances that the commitments will be undertaken in the future.

       2. Commercial paper, including variable amount master demand notes, that is rated in one of the two highest short-term rating categories by any two of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO") (or by a single rating agency if only one of these agencies has assigned a rating). The Fund will not invest more than 10% of its total assets, at the time of the investment in question, in variable amount master demand notes. For a description of these ratings see the Evergreen Fund's Statement of Additional Information.








       3. Corporate debt securities and bank obligations that are rated in one of the two highest short-term rating categories by any two of S&P, Moody's and any other NRSRO (or by a single rating agency if only one of these agencies has assigned a rating).

       4. Unrated corporate debt securities, commercial paper and bank obligations that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., instruments having a maturity of 366 days or less) that (A) is comparable in priority and security to the unrated securities and (B) meets the rating requirements of paragraphs 2 or 3 above.

       5. Unrated corporate debt securities, commercial paper and bank obligations issued by domestic and foreign companies which have an outstanding long-term debt issue rated in the top two rating categories by a SRO NRSRO and determined by the Trustees to be of comparable quality.

       6. Unrated corporate debt securities, commercial paper and bank obligations otherwise determined by the Trustees to be of comparable quality.

       7. Repurchase agreements with respect to the securities described in paragraphs 1 through 6 above.

       The Evergreen Fund may invest up to 30% of its total assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments involve risks that are different from investments in domestic securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities in the Fund's portfolio. Additionally, there may be less publicly available information about foreign issuers.

       The Evergreen Fund may invest in commercial paper and other short-term corporate obligations which meet the rating criteria specified in paragraphs 3 and 4 above which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933 (the "Act"). Such securities are not registered for purchase and sale by the public under the Act.

  The Fund may employ certain additional investment strategies which are discussed in the "Investment Practices and Restrictions" section of the Evergreen Fund Prospectus.


       The FFB Fund and the Evergreen Fund invest in similar securities except that the FFB Fund restricts money market instrument investments to so-called "First Tier Securities" (i.e., securities rated in the highest short-term rating category), whereas the Evergreen Fund may







  invest up to 5% in so-called "Second Tier Securities" (i.e., securities eligible for investment under rules of the SEC but which are not in the First Tier. Tier). The Evergreen Fund's operating policy is to invest only in First Tier securities. The FFB Fund may also invest in short-term loan participations and fixed time deposits of banks. These instruments are not available for investment by the Evergreen Fund. The FFB Fund limits its bank obligations to: (i) United States banks (including foreign branches) with $1 billion in assets which are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation and (ii) foreign banks (including U.S. branches) with $10 billion in assets, among the 75 largest in the world in asset size, having branches or agencies in the U.S. and of investment quality comparable to the securities of the U.S. banks which may be purchased.

        The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Both the Evergreen Fund and the FFB Fund have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

               COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

  FORM OF ORGANIZATION


       FFB Funds Trust and the Evergreen Fund are open-end management investment companies registered with the SEC under the 1940 Act which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and Federal federal law. The FFB Fund is a series of FFB Funds Trust.

  CAPITALIZATION

       The beneficial interests in the Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest with a $0.001 par value. The beneficial interests in the FFB Fund are represented by an unlimited number of transferable shares of beneficial interest with a $0.001 par value. The respective Declarations of Trust under which each Fund has been established permit the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of the FFB Fund, each series of the FFB Funds Trust, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by FFB Funds Trust's Trustees or Evergreen Fund's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans






  that affect only their particular class and, in the case of the FFB Fund, which is a series of FFB Funds Trust, by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.

  SHAREHOLDER LIABILITY

       Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declarations of Trust under which the Funds were established disclaim shareholder liability for acts or obligations of the series and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

  SHAREHOLDER MEETINGS AND VOTING RIGHTS

       Neither the Evergreen Fund nor FFB Funds Trust, on behalf of the FFB Fund or any of its other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of the Evergreen Fund fail or refuse to call a meeting as required by its Declaration of Trust for a period of 30 days after a request in writing by shareholders holding an aggregate of at least 10% of the shares outstanding, then shareholders holding said 10% may call and give notice of such meeting. The Evergreen Fund and FFB Funds Trust currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
  Act).

  LIQUIDATION OR DISSOLUTION

       In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In






  either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

  LIABILITY AND INDEMNIFICATION OF TRUSTEES

       The Declaration of Trust of the Evergreen Fund provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The By-Laws of the Evergreen Fund provide that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

       The Declaration of Trust of FFB Funds Trust provides that no Trustee, officer or agent shall be personally liable to any person for any action or failure to act, except for his or her own bad faith, willful misfeasance, or gross negligence, or reckless disregard of his or her duties. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with FFB Funds Trust, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of FFB Funds Trust, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

  RIGHTS OF INSPECTION

       Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.

       The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law.
  Shareholders should refer to the provisions of such respective
  Declarations of Trust, By-Laws, and Massachusetts law directly for more complete information.






                   INFORMATION REGARDING THE PROPOSED INTERIM
                               ADVISORY AGREEMENT


  INTRODUCTION



       In view of the Merger Agreement discussed above, and the factors discussed below, the Board of Trustees of the FFB Funds Trust recommends that shareholders of the FFB Fund approve the proposed Interim Advisory Agreement. The Interim Advisory Agreement would become effective as of the consummation of the Merger which, as noted earlier, is currently anticipated to occur by January 1, 1996. The Interim Advisory Agreement would remain in effect until the closing date Closing Date for the Reorganization. The terms of the Interim Advisory Agreement are essentially the same as the Existing Advisory Agreement (as defined below). The only differences between the Existing Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, are that the investment adviser would be Evergreen Asset instead of First Fidelity and the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Evergreen Asset would become the investment adviser to the FFB Fund, as well as the services to be provided by Evergreen Asset pursuant thereto is set forth below under "Advisory Services"." The description of the Interim Advisory Agreement in this Prospectus/Proxy Statement is qualified in its entirety by reference to a Form form of the Interim Advisory Agreement, which will be used for the FFB Fund, attached hereto as Exhibit B.

       First Fidelity, 765 Broad Street, Newark, New Jersey 07102, has served as investment adviser to the FFB Fund since the commencement of operations of the FFB Fund pursuant to a Master Advisory Contract, dated February 10, 1988 and Advisory Contract Supplement dated February 10, 1988. As used herein, the Master Advisory Contract and the Advisory Contract Supplement for the FFB Fund, taken together are referred to as the FFB Fund's "Existing Advisory Agreement." At a meeting of the Board of Trustees of the FFB Funds Trust held on August 9, 1995, the Trustees, including all of the Independent Trustees, approved the proposed Interim Advisory Agreement for the FFB Fund.

       The Trustees have authorized the FFB Funds Trust, on behalf of the FFB Fund and subject to shareholder approval of the Interim Advisory Agreement, to enter into the Interim Advisory Agreement with Evergreen Asset to become effective upon consummation of the Merger. If the Interim Advisory Agreement for the FFB Fund is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to the FFB Fund's investment advisory arrangements at that time. The Existing Advisory Agreement for the FFB Fund was most recently approved by shareholders of the Fund on October 29, 1992. The Existing Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 8, 1994.







  COMPARISON OF THE INTERIM ADVISORY AGREEMENT AND THE EXISTING ADVISORY
  AGREEMENT

       Advisory Services.     The management and advisory services to be
  provided by Evergreen Asset under the Interim Advisory Agreement are identical to those currently provided by First Fidelity under the Existing Advisory Agreement. Under the Existing Advisory Agreement, First Fidelity manages the FFB Fund and furnishes to the FFB Fund investment guidance and policy direction in connection therewith. First Fidelity provides to the FFB Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of the FFB Fund. First Fidelity also furnishes to the Trustees periodic reports on the investment performance of the FFB Fund.


       Pursuant to the Existing Advisory Agreement, First Fidelity provides administrative assistance in connection with the operations of the FFB Fund. Administrative services provided by First Fidelity include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the FFB Funds Trust's officers and the Trustees, (iii) handling general shareholder relations with investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts and (iv) compiling information required in connection with The the FFB Lexicon Fund's Funds Trust's filings with the SEC.


       Furman Selz currently acts as administrator of the FFB Fund. Furman Selz has its offices at 237 Park Avenue, New York, New York 10017. If the Interim Advisory Agreement is approved by shareholders of the FFB Fund, Furman Selz will continue during the term of the Interim Advisory Agreement as the FFB Fund's administrator for the same compensation as currently received. See "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator."


       Fees and Expenses.     The investment advisory fees and expense
  limitations for the FFB Fund under the Existing Advisory Agreement and the proposed Interim Advisory Agreement are identical. See "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator."

       Expense Reimbursement. The Existing Advisory Agreement includes a provision calling for expense limitations equal to the most restrictive limitation imposed from time to time by states where the FFB Fund's shares are qualified for sale. Currently, the most restrictive state expense limitation provision applicable to the FFB Fund limits the Fund's annual expenses to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of such assets and 1.5% of any such assets in excess of $100 million. The Interim Advisory Agreement contains an identical provision.






       Payment of Expenses and Transaction Charges. Under the Existing Advisory Agreement, the FFB Fund is responsible for all of its expenses and liabilities, including compensation of the Independent Trustees of the FFB Funds Trust; taxes and governmental fees; interest charges; fees and expenses of the Fund's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including fees and expenses for keeping books and accounts and calculating the net asset value of shares of the Fund), transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issuing, redeeming, registering and qualifying for sale the Fund's shares; expenses of preparing and printing share certificates, prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

       The Interim Advisory Agreement contains an identical provision.

       Limitation of Liability. The Existing Advisory Agreement provides that First Fidelity shall not be liable to the FFB Fund for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Existing Advisory Agreement shall be deemed to protect or purport to protect First Fidelity against the liability to FFB Funds Trust or its shareholders to which First Fidelity would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of First Fidelity's duties under the Agreement or by reason of First Fidelity's reckless disregard of its obligations and duties.

       The Interim Advisory Agreement contains an identical provision in terms of Evergreen Asset's liability.

       Term. If approved by the shareholders of the FFB Fund, the Interim Advisory Agreement between the FFB Fund and Evergreen Asset will become effective on the consummation of the Merger. The Interim Advisory Agreement will be in effect for the period of time between the effective date of the Merger and the Closing Date for the Reorganization. The Existing Advisory Agreement provides for an initial term of two years. Thereafter, the Existing Advisory Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the FFB Fund (as defined in the 1940 Act) or by the Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees. The Interim Advisory Agreement for the FFB Fund contains an identical provision.

       Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the FFB Fund (as defined in the 1940
  Act) or by a vote of a majority of FFB Funds Trust's entire Board of






  Trustees on 60 days' written notice to Evergreen Asset or by Evergreen Asset on 60 days' written notice to FFB Funds Trust. Also, the Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Existing Advisory
  Agreement for the FFB Fund contains identical provisions as to termination and assignment.

  INFORMATION ABOUT THE FFB FUND'S CURRENT AND PROPOSED INTERIM INVESTMENT ADVISERS


       First Fidelity. First Fidelity currently serves as the investment adviser for the FFB Fund. First Fidelity is a national banking association which provides commercial banking and trust business services throughout New Jersey and in Pennsylvania, Maryland and New York. It is a wholly-owned subsidiary of First Fidelity Incorporated, originally established in 1812, which, as a result of a reorganization with Fidelcor, Inc., a Pennsylvania bank holding company, is now a wholly-owned subsidiary of FFB. FFB, a New Jersey corporation, provides financial and related services through its subsidiary organizations.
  The investment advisory services of First Fidelity are provided through the Asset Management Group of the Trust Division which, as of June 30, 1995, had approximately $15 billion of client assets under management. First Fidelity has provided investment advisory services to investment companies since 1986 and currently acts as investment adviser to the First Fidelity family of mutual funds.


       For the fiscal year ended August 31 February 28, 1995, First Fidelity received an aggregate of $ $1,942,552 in management fees which is equal to an annual fee of $0. % 0.35% of the FFB Fund's average daily
  net assets.   Absent voluntary waivers, First Fidelity, for such period, would have received $ in management fees (0. % of the FFB Fund's average daily net assets). First Fidelity also acts as custodian and transfer agent for the FFB Fund. For these services, First Fidelity received fees of $ and $ , respectively, $121,801 for the fiscal year ended August 31, 1995. Absent voluntary waivers, First Fidelity would have received in such capacities $ and $ , respectively February 28, 1995. First Fidelity also acts as transfer agent for the FFB Fund. No fees have been paid to First Fidelity in such capacity. Furman Selz serves as sub-transfer agent for the FFB Fund and received fees of $3,804 for the fiscal year ended February 28, 1995. First Fidelity will continue to act as the FFB Fund's custodian and transfer agent and Furman Selz will continue to act as sub-transfer agent during the term of the Interim Advisory Agreement.


       Evergreen Asset. For information about Evergreen Asset, Lieber & Company, FUNB and First Union, see "Summary-Investment Advisers, Sub-Adviser and Administrators.Administrator." The name, address and principal occupation of the principal executive officers and directors of Evergreen Asset are set forth in Appendix A to this Prospectus/Proxy Statement.


       During the term of the Interim Advisory Agreement, Evergreen Asset







  will receive compensation for managing the FFB Fund at the same effective annual rate ( %)(0.35%) as received by First Fidelity, pursuant to the Existing Advisory Agreement (net of any waivers). Evergreen Asset is the investment adviser to the Evergreen Fund which, if approved by shareholders of the FFB Fund, will acquire substantially all of the assets of the FFB Fund. Evergreen Asset receives an annual management fee equal to 0.50% of the Evergreen Fund's average daily net assets. For the fiscal year ended August 31, 1995, Evergreen Asset, received $ $1,098,795 in management fees (0.30% of the Evergreen Fund's average daily net assets). Absent voluntary waivers, Evergreen Asset, for such period, would have received $ $1,831,514 in management fees(0. % of the Evergreen Fund's average daily net assets). See "Summary-Investment Advisers, Sub-Adviser and Administrators. Administrator."

       The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Information about the Reorganization - Reasons for the Reorganization."
   The Board of Trustees also considered the fact that there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Existing Advisory Agreement.

                                ADDITIONAL INFORMATION

       Evergreen Fund. Information concerning the operation and management of the Evergreen Fund is incorporated herein by reference from the Prospectus dated July 7, 1995, a copy of which is enclosed, and Statement of Additional Information dated July 7, 1995. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Evergreen Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-807-2940.

       FFB Fund. Information about the FFB Fund is included in its current Prospectuses each dated June 30, 1995, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. A copy Copies of each Prospectus and Statement of Additional Information and the Fund's Annual Report dated February 28, 1995 are available upon request and without charge by writing to the FFB Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-437-8790.


       The Evergreen Fund and FFB Funds Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material, and charter documents, with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York







  10048.

                     VOTING INFORMATION CONCERNING THE MEETING

       This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of FFB Funds Trust to be used at the Special Meeting of Shareholders to be held at 10 11:00 a.m. November 13 21, 1995, at the offices of the FFB Fund, 237 Park Avenue, New York, New York 10017 First Fidelity Bank, N.A., 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is are first being mailed to shareholders on or about September 28 October 2, 1995. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization Plan, FOR the Interim Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or
  (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan and the Interim Advisory Agreement. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of FFB Funds Trust, 237 Park Avenue, New York, New York 10017. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR approval of the Interim Advisory Agreement.

       Approval of the Plan will require the affirmative vote of more than 50% of the outstanding voting securities, with all classes voting together as one class. Approval of the Interim Advisory Agreement will require the affirmative vote of (i) 67% or more of the outstanding voting securities if holders of more than 50% of the outstanding voting securities are present, in person or by proxy, at the Meeting, or (ii) more than 50% of the outstanding voting securities, whichever is less, with all classes voting together as one class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


       Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or First






  Fidelity, their affiliates or other representatives of FFB Funds Trust (who will not be paid for their solicitation activities). Shareholder Communications Corp. ("SCC") has been engaged by First Fidelity to assist in soliciting proxies, and may contact certain shareholders of the FFB Fund over the telephone. Shareholders that are contacted by SCC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. First Fidelity believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. SCC has received an opinion of Dechert Price & Rhoads that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion given by Dechert Price & Rhoads concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


       In all cases where a telephonic proxy is solicited, the SCC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to SCC by First Fidelity, then the SCC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The SCC representative, although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement this Prospectus/Proxy Statement. Within 72 hours, SCC will send you a letter or mailgram to confirm your vote and asking you to call SCC immediately if your instructions are not correctly reflected in the confirmation.

       If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.


       In the event that sufficient votes to approve the Reorganization Plan are not received by November 13 21, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.








       A shareholder who objects to the proposed Reorganization Plan will not be entitled under either Massachusetts law or the Declaration of Trust of FFB Funds Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of the FFB Fund may be redeemed at any time prior to the consummation of the Reorganization. FFB Fund shareholders may wish to consult their tax advisers as to any differing consequences of redeeming FFB Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.


       FFB Funds Trust does not hold annual shareholder meetings. If the Reorganization Plan is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FFB Funds Trust at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by FFB Funds Trust in a reasonable period of time prior to any such meeting.

       The votes of the shareholders of the Evergreen Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

       NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the FFB Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                      FINANCIAL STATEMENTS AND EXPERTS

        The audited financial statements of the FFB Fund as of February 28, 1995 and the financial highlights for the periods indicated therein have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the reports of KPMG Peat Marwick LLP, independent accountants for the FFB Fund, given on the authority of said firm as experts in accounting and auditing.

       The audited financial statements of the Evergreen Fund for the year ended August 31, 1994 and the related financial highlights appearing in the Evergreen Money Market Fund's Annual Report dated August 31, 1994 have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of Price Waterhouse LLP, independent accountants for the Evergreen Fund, given on the authority of said firm as experts in accounting and auditing.

                              LEGAL MATTERS






        Certain legal matters concerning the issuance of shares of the Evergreen Fund will be passed upon by Sullivan & Worcester, Washington, D.C.

                              OTHER BUSINESS

       The Trustees of FFB Funds Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


       THE BOARD OF TRUSTEES OF FFB FUNDS TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN AND THE INTERIM ADVISORY AGREEMENT.


  September 28 October 2, 1995








                                   APPENDIX A

       The name, address and principal occupation of the directors and principal executive officers of Evergreen Asset Management Corp. are as follows:


                                           Principal Occupation
   Name and Address                        During Past 5 Years

   Directors:

   Richard K. Wagoner                      Executive Vice
   First Union National Bank of            President and General
   North Carolina                          Fund Officer of First
   One First Union Center                  Union National Bank of
   Charlotte, NC 28288                     North Carolina


   Barbara I. Colvin                       Senior Vice President
   First Union National Bank of            of First Union National
   North Carolina                          Bank of North Carolina
   One First Union Center
   Charlotte, NC 28288


    Principal Executive
   Officers:
                                           Chairman and Co-Chief
   Steven A. Lieber                        Executive Officer



   Nola Maddox Falcone                     President and Co-Chief
                                           Executive Officer

   Theodore J. Israel, Jr.                 Executive Vice
                                           President



   Joseph J. McBrien                       Senior Vice President
                                           and General Counsel



   George R. Gaspari                       Senior Vice President
                                           and Chief Financial
                                           Officer



       Unless otherwise indicated, the address of each person listed above is Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.







                     VOTE THIS PROXY CARD TODAY
                   YOUR PROMPT RESPONSE WILL SAVE
                    THE EXPENSE OF ADDITIONAL MAILINGS

            (Please Detach at Perforation Before Mailing)

  ................................................................

             FFB FUNDS TRUST - FFB CASH MANAGEMENT FUND
        SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 13 21, 1995


  The undersigned hereby appoints, and Joseph Ready, Ben L. Jones and Mark Sipe and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the FFB Cash Management Fund (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at 237 Park Avenue, New York, New York, 10017 on November 13, 1995, at 10 123 South Broad Street, 5th Floor, Philadelphia, Pennsylvania 19109 on November 21, 1995, at 11:00 a.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Prospectus/Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

  NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.


  DATE:______________, 1995         _____________________________



                                     ______________________________
                                     Signature(s)


                                     ______________________________
                                     Title(s), if applicable

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.





  PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

  1. To approve the proposed Agreement and Plan of Reorganization with the Evergreen Money Market Fund.

             [ ] YES       [ ] NO        [ ] ABSTAIN

  2. To approve the proposed Interim Investment Advisory Agreement with Evergreen Asset Management Corp.

             [ ] YES       [ ] NO        [ ] ABSTAIN

       3. To consider and vote upon such other matters as In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals. said meeting or any adjournments thereof.
  [ ] YES [ ] NO [ ] ABSTAIN


       These items are discussed in greater detail in the attached Prospectus/Proxy Statement. The Board of Trustees of FFB Funds Trust has fixed the close of business on September 8, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting Meeting.


       SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THE PROSPECTUS/PROXY STATEMENT.


  Joan V. Fiore
  Secretary


  September 28, 1995


  In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals.




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